UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

GEORGIA EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

000-52309
(Commission File Number)

Nevada	98-0489324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4801 Woodway Drive, Suite 306W, Houston, TX 77056
(Address of principal executive offices, including Zip Code)

(713) 355-7001
Registrant’s telephone number, including area code

1776 Ocean Park Road, Surrey, British Columbia, Canada, V4A 3L9
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On January 18, 2007 Georgia Exploration, Inc.’s (the “Registrant”) independent auditor, Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) was dismissed. DMCL conducted the audit of the Registrant’s March 31, 2006 balance sheet, and the statements of operations, stockholders’ equity and cash flows for the period from February 21, 2006 (date of inception) through March 31, 2006. In DMCL’s report dated April 25, 2006, there were no adverse opinions or disclaimers of the opinion, or qualification or modification as to uncertainty, audit scope, or accounting principals, with the exception of a statement regarding the uncertainty of the Registrant’s ability to continue as a going concern.

During the period from the Registrant’s inception through March 31, 2006 and the subsequent interim period through the dismissal date, there were no disagreements with DMCL on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to DMCL’s satisfaction would have caused DMCL to make reference to the subject matter of the disagreements in connection with DMCL’s report. We have requested DMCL to furnish a letter addressed to the Commission stating whether they agree with the above statements. A copy of the letter is attached as Exhibit 16.1 to this Form 8-K.

On January 18, 2007 the Board of Directors of the Registrant approved the engagement of Malone & Bailey, PC (“M&B”) of Houston, Texas as Registrant’s principal accountant. Neither the Registrant nor anyone on the Registrant’s behalf consulted with M&B regarding either the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor has M&B provided to the Registrant a written report or oral advice that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or factual reporting issue, or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v) respectively, of Regulation S-B with M&B.

The Registrant completed a merger with Wharton Resources Corp., a privately held oil and gas company, (“Wharton”) on January 3, 2007. In connection with the merger, Wharton became a wholly-owned subsidiary of the Registrant and a change of control of the Registrant occurred as the former Wharton stockholders acquired approximately 71% of the issued and outstanding shares of the Registrant’s common stock. M&B served as Wharton’s principal accountant prior to Wharton’s merger with the Registrant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from DMCL to the Securities and Exchange Commission dated January 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Georgia Exploration, Inc.
Date	January 24, 2006	(Registrant)

/ s / Don Sytsma
Don Sytsma, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

16.1	Letter from DMCL to the Securities and Exchange Commission dated January 18, 2007.